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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 31, 2003

                         MDSI Mobile Data Solutions Inc.
             (Exact name of registrant as specified in its charter)

     Canada                     000-28968                       Not Available
----------------         -----------------------            --------------------
(Jurisdiction of        (Commission file number)              (I.R.S. Employer
 incorporation)                                              Identification No.)

                              10271 Shellbridge Way
                           Richmond, British Columbia,
                                 Canada V6X 2W8

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              (Address and zip code of principal executive offices)

       Registrant's telephone number, including area code: (604) 207-6000

                                 Not Applicable
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             (Former name or address, if changed since last report)

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Item 5. Other Events

     The Company's 2003 Annual General Meeting of shareholders will be held on June 14, 2004. The materials mailed by the Company to its shareholders in connection with the Annual General Meeting are filed under Item 7 herewith.

Item 7. Financial Statements and Exhibits

Exhibit No.  Description
-----------  -----------
20.1         Notice of Annual Meeting and Management Proxy Circular as at May 17, 2004
20.2         Canadian Annual Statutory Report
20.3         Mailing List Reply Form
20.4         Form of Proxy
20.5         Letter to Shareholders

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                       MDSI Mobile Data Solutions Inc.

May 25, 2004
                                       /s/ Verne Pecho
                                       ------------------------------
                                       Verne Pecho, Vice President -
                                       Finance and Administration and
                                       Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
20.1          Notice of Annual Meeting and Management Proxy Circular as at May 17, 2004
20.2          Canadian Annual Statutory Report
20.3          Mailing List Reply Form
20.4          Form of Proxy
20.5          Letter to Shareholders